EXHIBIT 99.3

                                   Agway Inc.
                                   Chapter 11
                       Case No. 02-65872 through 02-65877
                            Month of: September 2003

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximately $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently.

Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.



February 17, 2004                      /s/ Peter J. O'Neill
---------------------------         --------------------------------------------
Date                                Signature of Preparer

                                    Peter J. O'Neill
                                    Agway Inc.
                                    Senior Vice President, Finance & Control
                                    333 Butternut Drive
                                    Dewitt, NY  13214
                                    (315) 449-6568

                        AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                             SEPTEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     95,187               Cash and Equivalents                  92,002              (3,185)
     89,953         Trade and Notes Receivable, Net             91,339               1,386
      7,300          Advances and Other Receivables              8,505               1,205
         85              Lease Receivables, Net                     85                   -
     24,896                   Inventories                       25,920               1,024
      5,355                 Prepaid Expenses                     6,570               1,215
     23,767               Other Current Assets                  22,800                (967)
------------                                                 ----------     ---------------

    246,543               Total Current Assets                 247,221                 678

      3,763            Other Security Investments                4,026                 263
     95,316         Property, Plant & Equipment, Net            96,488               1,172
      2,503         Long Term Lease Receivbles, Net              2,630                 127
    177,355                Net Pension Asset                   180,022               2,667
        617             Intangible Assets - Net                    624                   7
     49,255             Other Long - Term Assets                49,494                 239
------------                                                 ----------     ---------------
    575,352                   Total Assets                     580,505               5,153
============                                                 ==========     ===============


          -                  Notes Payable                           1                  (1)
        118      Current Installment of Subordinated Debt          175                 (57)
        161      Current Installment of Long-Term Debt             161                   -
     14,995             Accounts Payable - Trade                13,361               1,634
     48,746             Accounts Payable - Other                47,572               1,174
     30,883       Accrued & Other Current Liabilities           32,398              (1,515)
------------                                                 ----------     ---------------
     94,903             Total Current Liabilites                93,668               1,235

      1,464                  Long-Term Debt                      1,429                  35
     16,196           Other Long -Term Liabilities              16,858                (662)
------------                                                 ----------     ---------------
     17,660           Total Long -Term Liabilities              18,287                (627)

    518,264        Liabilities Subject to Compromise           519,264              (1,000)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (87,545)                Retained Margins                   (83,709)             (3,836)
     (2,338)                  Other Equity                      (1,413)               (925)
------------                                                 ----------     ---------------
    (55,475)                  Total Equity                     (50,714)             (4,761)

------------                                                 ----------     ---------------
    575,352           Total Liabilities and Equity             580,505              (5,153)
============                                                 ==========     ===============

                                 DEBTOR
                             BALANCE SHEET
                             SEPTEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     67,403               Cash and Equivalents                  63,927              (3,476)
     37,524         Trade and Notes Receivable, Net             38,062                 538
      2,118          Advances and Other Receivables              1,954                (164)
     11,341                   Inventories                       12,220                 879
      2,062                 Prepaid Expenses                     2,579                 517
     (2,431)              Deferred Income Tax                   (2,431)                  -
     17,328               Other Current Assets                  16,798                (530)
------------                                                 ----------     ---------------

    135,345               Total Current Assets                 133,109              (2,236)

     90,874            Other Security Investments               92,598               1,724
     17,003         Property, Plant & Equipment, Net            18,234               1,231
    177,355                Net Pension Asset                   180,022               2,667
        250             Intangible Assets - Net                    250                   -
     47,256             Other Long - Term Assets                47,496                 240
------------                                                 ----------     ---------------
    468,083                   Total Assets                     471,709               3,626
============                                                 ==========     ===============

          -                  Notes Payable                           1                  (1)
        136      Current Installment of Long-Term Debt             136                   -
      6,144             Accounts Payable - Trade                 7,808              (1,664)
      4,387             Accounts Payable - Other                 4,632                (245)
      4,127       Accrued & Other Current Liabilities            3,758                 369
------------                                                 ----------     ---------------
     14,794             Total Current Liabilites                16,335              (1,541)

      1,373                  Long-Term Debt                      1,382                  (9)
    (11,991)         Deferred Federal Income Taxes             (11,991)                  -
       (975)          Other Long -Term Liabilities                (933)                (42)
------------                                                 ----------     ---------------
    (11,593)          Total Long -Term Liabilities             (11,542)                (51)

    518,870        Liabilities Subject to Compromise           519,892              (1,022)
      1,487              Net Operating Advance                  (2,261)              3,748

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (87,545)                Retained Margins                   (83,710)             (3,835)
     (2,338)                  Other Equity                      (1,413)               (925)
------------                                                 ----------     ---------------
    (55,475)                  Total Equity                     (50,715)             (4,760)

------------                                                 ----------     ---------------
    468,083           Total Liabilities and Equity             471,709              (3,626)
============                                                 ==========     ===============

                             TOTAL RESIDUAL
                             BALANCE SHEET
                             SEPTEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     25,719               Cash and Equivalents                  26,062                 343
      6,738         Trade and Notes Receivable, Net              6,817                  79
         85              Lease Receivables, Net                     85                   -
        130                 Prepaid Expenses                        30                (100)
      2,398               Other Current Assets                   2,398                   -
------------                                                 ----------     ---------------

     35,070               Total Current Assets                  35,392                 322

      1,453         Property, Plant & Equipment, Net             1,827                 374
      3,043         Long Term Lease Receivbles, Net              3,237                 194
      1,001             Other Long - Term Assets                 1,000                  (1)
------------                                                 ----------     ---------------
     40,567                   Total Assets                      41,456                 889
============                                                 ==========     ===============

        118      Current Installment of Subordinated Debt          175                 (57)
        868             Accounts Payable - Trade                    49                 819
         32             Accounts Payable - Other                    32                   -
      7,359       Accrued & Other Current Liabilities            7,772                (413)
------------                                                 ----------     ---------------
      8,377             Total Current Liabilites                 8,028                 349

          3           Other Long -Term Liabilities                  11                  (8)
------------                                                 ----------     ---------------
          3           Total Long -Term Liabilities                  11                  (8)

      7,829        Liabilities Subject to Compromise             7,834                  (5)
     16,408              Net Operating Advance                  17,710              (1,302)

      2,050            Additional Paid-in-Capital                2,050                   -
    (26,100)                Retained Margins                   (26,177)                 77
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
      7,950                   Total Equity                       7,873                  77

------------                                                 ----------     ---------------
     40,567           Total Liabilities and Equity              41,456                (889)
============                                                 ==========     ===============

                             AGWAY INC. CONSOLIDATED
                           CONSOLIDATING BALANCE SHEET
                                 SEPTEMBER 2003

                                                                                                             ELIMS &
                                             AG         CPG     ENERGY     TELMARK     INSUR.      CORP      OTHER        CONSOL
                                          ----------  --------  --------   ---------  ---------   --------   ---------   ---------
Cash and Equivalents                          2,576       238     3,876           -          -     69,120      19,377      95,187
Trade and Notes Receivable, Net              28,385     5,540    49,270           -          -         -        6,758      89,953
Advances and Other Receivables                  173     1,252     5,182           -          -      1,649        (956)      7,300
Lease Receivables, Net                            -         -         -           -          -         -           85          85
Inventories                                   8,932     2,409    13,555           -          -         -           -       24,896
Prepaid Expenses                                879        67     3,293           -          -      2,278      (1,162)      5,355
Deferred Income Tax                               -         -     2,431           -          -     56,150     (58,581)         -
Other Current Assets                              1         -     6,439           -          -     14,931       2,396      23,767
                                          ----------  --------  --------   ---------  ---------   -------    ---------   ---------
Total Current Assets                         40,946     9,506    84,046           -          -    144,128     (32,083)    246,543

Other Security Investments                    2,252       618         -           -          -     82,293     (81,400)      3,763
Property, Plant & Equipment, Net              8,173     6,924    78,314           -          -        452       1,453      95,316
Long Term Lease Receivbles, Net                   -         -         -           -          -         -        2,503       2,503
Net Pension Asset                                 -         -         -           -          -    177,355          -      177,355
Intangible Assets - Net                         250         -       367           -          -         -           -          617
Other Long -Term Assets                          21       490     1,998           -          -    201,379    (154,633)     49,255
                                          ----------  --------  --------   ---------  ---------   -------    ---------   ---------
Total Assets                                 51,642    17,538   164,725           -          -    605,607    (264,160)    575,352
                                          ==========  ========  ========   =========  =========   =======    =========   =========



Current Installment of Subordinated Debt          -         -         -           -          -         -          118         118
Current Installment of Long-Term Debt            38        98        25           -          -         -           -          161
Accounts Payable - Trade                      2,027     3,804     8,296           -          -         -          868      14,995
Accounts Payable - Other                        (74)       57    44,328           -          -      4,403          32      48,746
Accrued & Other Current Liabilities           3,060     2,689    27,467           -          -     17,859     (20,192)     30,883
                                          ----------  --------  --------   ---------  ---------   -------    ---------   ---------
Total Current Liabilites                      5,051     6,648    80,116           -          -     22,262     (19,174)     94,903

Long-Term Debt                                   21     1,352        25           -          -         -           66       1,464
Deferred Federal Income Taxes                     -         -    11,991           -          -     81,213     (93,204)         -
Other Long -Term Liabilities                      -        32    17,343           -          -      6,541      (7,720)     16,196
                                          ----------  --------  --------   ---------  ---------   -------    ---------   ---------
Total Long -Term Liabilities                     21     1,384    29,359           -          -     87,754    (100,858)     17,660

Liabilities Subject to Compromise            69,242    25,378         -           -          -    495,993     (72,349)    518,264
Net Operating Advance                       (26,543)   (5,116)  (23,308)          -          -    (40,087)     95,054          -

Preferred Stock                                   -         -         -           -          -     31,997          -       31,997
Common Stock                                      1         -     3,502           -          -      2,411      (3,503)      2,411
Additional Paid-in-Capital                    6,754         -    34,091           -          -         -      (40,845)         -
Retained Margins                             (2,884)  (10,756)   39,609           -          -      8,971    (122,485)    (87,545)
Other Equity                                      -         -     1,356           -          -     (3,694)         -       (2,338)
                                          ----------  --------  --------   ---------  ---------   -------    ---------   ---------
Total Equity                                  3,871   (10,756)   78,558           -          -     39,685    (166,833)    (55,475)

                                          ----------  --------  --------   ---------  ---------   -------    ---------   ---------
Total Liabilities and Equity                 51,642    17,538   164,725           -          -    605,607    (264,160)    575,352
                                          ==========  ========  ========   =========  =========   =======    =========   =========

                                     DEBTOR
                           CONSOLIDATING BALANCE SHEET
                                 SEPTEMBER 2003

                                                                                                            ELIMS &
                                           AGWINC     AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY   FCI      OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Cash and Equivalents                         68,742         -         -          76          -     1,627    (3,042)     67,403
Trade and Notes Receivable, Net              29,578         -         -       2,375          -     5,628       (57)     37,524
Advances and Other Receivables                2,112         -         -           5          -         -         1       2,118
Inventories                                   8,822         -         -         727          -     1,791         1      11,341
Prepaid Expenses                              2,055         1         -           5          -         2        (1)      2,062
Deferred Income Tax                          (2,431)        -         -           -          -         -         -      (2,431)
Other Current Assets                         17,329         -         -           -          -         1        (2)     17,328
                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Total Current Assets                        126,207         1         -       3,188          -     9,049    (3,100)    135,345

Other Security Investments                   79,040         -         -           -          -         -    11,834      90,874
Property, Plant & Equipment, Net             13,910         -         -       1,980          -     1,113         -      17,003
Net Pension Asset                           177,355         -         -           -          -         -         -     177,355
Intangible Assets - Net                           -         -         -           -          -       250         -         250
Other Long -Term Assets                      46,790         -         -         459          -         7         -      47,256
                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Total Assets                                443,302         1         -       5,627          -    10,419     8,734     468,083
                                          ==========  ========  ========   =========  =========   =======   =======   ========



Current Installment of Long-Term Debt            38         -         -          98          -         -         -         136
Accounts Payable - Trade                      4,491         -         -       1,322          -       330         1       6,144
Accounts Payable - Other                      4,387         -         -           -          -         -         -       4,387
Accrued & Other Current Liabilities           2,945         1         -       1,343          5       923    (1,090)      4,127
                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Total Current Liabilites                     11,861         1         -       2,763          5     1,253    (1,089)     14,794

Long-Term Debt                                    -         -         -       1,352          -        21         -       1,373
Deferred Federal Income Taxes               (11,991)        -         -           -          -         -         -     (11,991)
Other Long -Term Liabilities                 (1,008)        -         -          32          -         -         1        (975)
                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Total Long -Term Liabilities                (12,999)        -         -       1,384          -        21         1     (11,593)

Liabilities Subject to Compromise           517,255     3,157     3,008       3,561      6,691     7,641    (22,443)   518,870
Net Operating Advance                       (17,339)      (70)   (1,613)        486         72      (481)    20,432      1,487

Preferred Stock                              31,997         -         -           -          -         -         -      31,997
Common Stock                                  2,411        10         -           -          -         -       (10)      2,411
Additional Paid-in-Capital                        -     2,181     2,050           -          -     6,754   (10,985)         -
Retained Margins                            (87,546)   (5,278)   (3,445)     (2,567)    (6,768)   (4,769)   22,828     (87,545)
Other Equity                                 (2,338)        -         -           -          -         -         -      (2,338)
                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Total Equity                                (55,476)   (3,087)   (1,395)     (2,567)    (6,768)    1,985    11,833     (55,475)
                                                                                                                 -
                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Total Liabilities and Equity                443,302         1         -       5,627          -    10,419     8,734     468,083
                                          ==========  ========  ========   =========  =========   =======   =======   ========

                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                 SEPTEMBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Cash and Equivalents                              9         -         -      25,700         10         -         -    25,719
Trade and Notes Receivable, Net               2,284         -         -       3,159          -     1,296         -     6,738
Lease Receivables, Net                            -         -         -          85          -         -         -        85
Prepaid Expenses                                 51         -         -           -          -        79         -       130
Other Current Assets                              -         -         -          (0)         -     2,398         -     2,398
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Assets                          2,344         -         -      28,944         10     3,773         -    35,070

Other Security Investments                        -         -         0           -          -         -         -         0
Property, Plant & Equipment, Net                836         -         -           -          -       617         -     1,453
Long Term Lease Receivbles, Net                   -         -         -       3,043          -         -         -     3,043
Other Long -Term Assets                       1,001         -         -           -          -         -         -     1,001
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Assets                                  4,180         -         0      31,987         10     4,390         -    40,567
                                          ==========  ========  ========   =========  =========   =======   =======   =======


Current Installment of Subordinated Debt          -         -         -         118          -         -         -       118
Accounts Payable - Trade                         56       (21)        -         555          -       277         -       868
Accounts Payable - Other                          -         -         -          32          0         -         -        32
Accrued & Other Current Liabilities           6,307         9         -         971         10        63         -     7,359
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Liabilites                      6,363       (12)        -       1,676         10       340         -     8,377

Other Long -Term Liabilities                    167         -         -        (172)         -         7         -         3
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Long -Term Liabilities                    167         -         -        (172)         -         7         -         3

Liabilities Subject to Compromise                 -         -     3,008           -          -     4,821         -     7,829
Net Operating Advance                         2,627     2,250    (1,612)     21,930        439      (994)   26,811    51,450
Additional Paid-in-Capital                        -         -     2,050           -          -         -         -     2,050
Retained Margins                             (4,976)   (2,237)   (3,446)    (23,448)      (439)      215   (26,811)  (61,143)
Other Equity                                      -         -         -      32,000          -         -         -    32,000
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Equity                                 (4,976)   (2,237)   (1,396)      8,552       (439)      215   (26,811)  (27,093)

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Liabilities and Equity                  4,180         -         0      31,987         10     4,390         -    40,567
                                          ==========  ========  ========   =========  =========   =======   =======   =======


                          AGWAY DISCONTINUED OPERATIONS
                           CONSOLIDATING BALANCE SHEET
                                 SEPTEMBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Assets                              -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Assets                                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   =======



                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Liabilites                          -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Long -Term Liabilities                      -         -         -           -          -         -         -         -

Net Operating Advance                         7,798     2,200     3,685     (32,118)       703         -     26,811     9,079
Retained Margins                             (7,798)   (2,200)   (3,685)     32,118       (703)        -    (26,811)   (9,079)
                                          ----------  --------  --------   ---------  ---------   -------   --------  --------
Total Equity                                 (7,798)   (2,200)   (3,685)     32,118       (703)        -    (26,811)   (9,079)

                                          ----------  --------  --------   ---------  ---------   -------   -------   --------
Total Liabilities and Equity                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   ========


                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                 SEPTEMBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Cash and Equivalents                              9         -         -      25,700         10         -         -    25,719
Trade and Notes Receivable, Net               2,284         -         -       3,159          -     1,296         -     6,738
Lease Receivables, Net                            -         -         -          85          -         -         -        85
Prepaid Expenses                                 51         -         -           -          -        79         -       130
Other Current Assets                              -         -         -          (0)         -     2,398         -     2,398
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Assets                          2,344         -         -      28,944         10     3,773         -    35,070

Other Security Investments                        -         -         0           -          -         -         -         0
Property, Plant & Equipment, Net                836         -         -           -          -       617         -     1,453
Long Term Lease Receivbles, Net                   -         -         -       3,043          -         -         -     3,043
Other Long -Term Assets                       1,001         -         -           -          -         -         -     1,001
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Assets                                  4,180         -         0      31,987         10     4,390         -    40,567
                                          ==========  ========  ========   =========  =========   =======   =======  ========


Current Installment of Subordinated Debt          -         -         -         118          -         -         -       118
Accounts Payable - Trade                         56       (21)        -         555          -       277         -       868
Accounts Payable - Other                          -         -         -          32          0         -         -        32
Accrued & Other Current Liabilities           6,307         9         -         971         10        63         -     7,359
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Liabilites                      6,363       (12)        -       1,676         10       340         -     8,377

Other Long -Term Liabilities                    167         -         -        (172)         -         7         -         3
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Long -Term Liabilities                    167         -         -        (172)         -         7         -         3

Liabilities Subject to Compromise                 -         -     3,008           -          -     4,821         -     7,829
Net Operating Advance                        (5,171)       50    (5,297)     54,048       (264)     (994)        -    42,371

Additional Paid-in-Capital                        -         -     2,050           -          -         -         -     2,050
Retained Margins                              2,822       (37)      239     (55,566)       264       215         -   (52,064)
Other Equity                                      -         -         -      32,000          -         -         -    32,000
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Equity                                  2,822       (37)    2,289     (23,566)       264       215         -   (18,014)

                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Liabilities and Equity                  4,180         -         0      31,987         10     4,390         -    40,567
                                          ==========  ========  ========   =========  =========   =======   =======  ========

                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                             SEPTEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    65,235                     Net Sales                              187,264

    46,751                   Cost of Sales                            139,159
-----------                                                   ----------------
    18,484                   Product Margin                            48,105

       720                  Service Revenue                             2,242
-----------                                                   ----------------
    19,204           Total Product Margin & Revenue                    50,347

                          Operating Expenses:
     3,691                   Manufacturing                             11,000
    13,814                    Distribution                             38,804
     1,834                      Selling                                 5,226
     4,055                   Administrative                            11,530
-----------                                                   ----------------
    23,394              Total Operating Expenses                       66,560

     1,020              Other Income / (Expense)                        3,892

    (3,170)                       EBIT                                (12,321)

       170                  Interest Expense                              526
      (355)                 Interest Revenue                           (1,075)
-----------                                                   ----------------
      (185)              Interest Expense - Net                          (549)

    (2,985)            Pre-Tax Earnings / (Loss)                      (11,772)

       826              Reorganization Expenses                         3,021

        25           State Tax Expense / (Benefit)                         78
        25                    Total Taxes                                  78

    (3,836)      Net Margin From Continuing Operations                (14,871)


-----------                                                   ----------------
    (3,836)           Final Net Earnings / (Loss)                     (14,871)
===========                                                   ================


                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                             SEPTEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------
     7,760                      SALARIES                               24,966
        16                    COMMISSIONS                                  52
     1,350                     INCENTIVES                               3,890
     1,621                   PAYROLL COSTS                              5,220
       157                  EMPLOYEE EXPENSE                              390
       581               PROFESSIONAL SERVICES                          1,566
        50              DATA PROCESSING EXPENSE                           137
        72                 CONTRACT SERVICES                              199
        25               TRASH REMOVAL EXPENSE                             64
       890                 CONTRACT TRUCKING                            2,366
       243                    RENT EXPENSE                                710
       904                    DEPRECIATION                              3,045
       (33)                    IMPAIRMENT                                (129)
        43                    AMORTIZATION                                193
        23            AMORTIZATION OF INTANGIBLES                          70
       250            AMORT OF DEFERRED DEBT COSTS                        749
       377                       TAXES                                    836
        86               REPAIRS & MAINTENANCE                            223
       645           AUTOMOTIVE & EQUIP RENTAL EXP                      1,808
         9             LEASED RAILCAR RENTAL EXP                           30
       439                 GAS/DIESEL/OIL EXP                           1,229
       111             LICENSE & REGISTRATION EXP                         238
         5               TIRES & TUBES EXPENSE                             26
         8                    TOLL EXPENSE                                 25
     1,004            REPAIRS & MAINT EQUIP & AUTO                      2,819
       372                 UTILITIES EXPENSE                            1,161
         5                 PAYLOADER EXPENSE                               11
       564               PLANT SUPPLIES EXPENSE                         1,808
       485               OFFICE SUPPLIES & EXP                          1,187
       382                 TELEPHONE EXPENSE                            1,098
       699           ADVERTISING & SALES PROMOTION                      1,858
         8                    SHOW EXPENSE                                  5
        47               RESEARCH & DEVELOPMENT                           193
       201                   TRAVEL EXPENSE                               631
        21                DUES & SUBSCRIPTIONS                             62
         7               CONTRIBUTIONS EXPENSE                             23
        35             CONFERENCES & MEETINGS EXP                         245
         -               COMMITTEE MEETINGS EXP                             -
        66           CERTIFIED MANAGER TRAINING EXP                       184
         -             TRUCK LOADING CHARGES EXP                            -
        66                 EDUCATION EXPENSE                              173
         -              FIELD RESEARCH SUPPLIES                             -
         5          COMMODITY REGISTRATIONS & TESTS                        12
        19                  TESTING EXPENSE                                61
         2                 CASH OVER & SHORT                                6
         1                 PENALTIES & FINES                                2
         1                   QUALITY CLAIMS                                 6
        12            DEMURRAGE CLAIMS & ICING EXP                         29
       128               LOSS ON DOUBTFUL ACCTS                           735
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         2                  MANAGEMENT FEES                                 7
       124                OVERHEAD ALLOCATION                             372
         -                  AFI NET EXPENSE                                 -
       962                 INSURANCE EXPENSE                            2,859
        99               ENVIRONMENTAL EXPENSE                            367
         8                   DIRECT CHARGES                               139
     2,806                   OTHER EXPENSE                              3,574
      (405)               RECOVERY OF EXPENSE                          (1,084)
       (47)                TRUCKING RECOVERY                             (146)
        83              OUTSIDE CONTRACT EXPENSE                          260
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
    23,394              TOTAL OPERATING EXPENSES                       66,560
===========                                                   ================


                                 DEBTOR
                            INCOME STATEMENT
                             SEPTEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                LIFE TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    24,600                     Net Sales                              305,406

    19,172                   Cost of Sales                            239,798
-----------                                                   ----------------
     5,428                   Product Margin                            65,608

       720                  Service Revenue                            10,109
-----------                                                   ----------------
     6,148           Total Product Margin & Revenue                    75,717

                          Operating Expenses:
     3,691                   Manufacturing                             69,092
     1,695                    Distribution                                542
     1,283                      Selling                                11,797
     3,143                   Administrative                            50,505
-----------                                                   ----------------
     9,812              Total Operating Expenses                      131,936

       992              Other Income / (Expense)                        3,008

    (2,672)                       EBIT                                (53,211)

       132                  Interest Expense                            2,079
      (669)                 Interest Revenue                           (8,357)
-----------                                                   ----------------
      (537)              Interest Expense - Net                        (6,278)

    (2,135)            Pre-Tax Earnings / (Loss)                      (46,933)

       826               Reorganization Charges                        33,372

        95           State Tax Expense / (Benefit)                      1,919
       244          Federal Tax Expense / (Benefit)                    (3,736)
-----------                                                   ----------------
       339                    Total Taxes                              (1,817)

    (3,300)      Net Margin From Continuing Operations                (78,488)

      (536)        Equity in Earnings of Subsidiaries                  26,870

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
         -      Gain / (Loss) on Disposal (Net of Taxes)              (20,134)

-----------                                                   ----------------
    (3,836)           Final Net Earnings / (Loss)                     (90,397)
===========                                                   ================

                                         AGWAY INC. CONSOLIDATED
                                      CONSOLIDATING INCOME STATEMENT
                                      YEAR TO DATE - SEPTEMBER 2003
                                          (THOUSANDS OF DOLLARS)

                                                                                      ELIMS &       AGWAY
                                             AG         CPG     ENERGY      CU/SS      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------
Net Sales                                    52,678    23,182   111,637           -       (233)    187,264

Cost of Sales                                41,474    18,204    79,781           -       (300)    139,159
                                          ----------  --------  --------   ---------  ---------   ---------
Product Margin                               11,204     4,978    31,856           -         67      48,105

Service Revenue                               2,192        (1)        -           -         51       2,242

                                          ----------  --------  --------   ---------  ---------   ---------
Total Product Margin & Revenue               13,396     4,977    31,856           -        118      50,347

Operating Expenses:
Manufacturing                                 8,026     2,480         -           -        494      11,000
Distribution                                      -         -    36,725           -      2,079      38,804
Selling                                       2,096     1,152     1,787           -        191       5,226
Administrative                                2,755     1,204     2,611       3,282      1,678      11,530
                                          ----------  --------  --------   ---------  ---------   ---------

Total Operating Expenses                     12,877     4,836    41,123       3,282      4,442      66,560

Other Income / (Expense)                      1,856         8       145      (3,205)     5,088       3,892

EBIT                                          2,375       149    (9,122)     (6,487)       764     (12,321)

Interest Expense                                609       147     1,338          12     (1,580)        526
Interest Revenue                               (315)        -      (212)          -       (548)     (1,075)

                                          ----------  --------  --------   ---------  ---------   ---------
Interest Expense - Net                          294       147     1,126          12     (2,128)       (549)

Pre-Tax Earnings / (Loss)                     2,081         2   (10,248)     (6,499)     2,892     (11,772)

Reorganization Expenses                           -         -         -       3,021          -       3,021

State Tax Expense / (Benefit)                     -         -      (922)          -      1,000          78
Federal Tax Expense / (Benefit)                   -         -    (3,255)          -      3,255           -

                                          ----------  --------  --------   ---------  ---------   ---------
Total Taxes                                       -         -    (4,177)          -      4,255          78

Net Margin From Continuing Operations         2,081         2    (6,071)     (9,520)    (1,363)    (14,871)


                                          ----------  --------  --------   ---------  ---------   ---------
Final Net Earnings / (Loss)                   2,081         2    (6,071)     (9,520)    (1,363)    (14,871)
                                          ==========  ========  ========   =========  =========   =========


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - SEPTEMBER 2003
                             (THOUSANDS OF DOLLARS)


                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                              6,852     2,745         -      35,456          -           -         -         -     45,053

Cost of Sales                          5,347     2,364         -      12,549          -         (16)       16         -     20,260
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                         1,505       381         -      22,907          -          16       (16)        -     24,793

Service Revenue                          357         -         -         811          -           -         -         -      1,168
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue         1,862       381         -      23,718          -          16       (16)        -     25,961

Operating Expenses:
Manufacturing                          3,301       729         -           -          -        (125)        -         -      3,905
Distribution                               -         -         -           -          -           -      (232)        -       (232)
Selling                                 (222)      565      (239)      5,198          -         (12)      127         -      5,417
Administrative                         1,696       181         -       5,892          -         (15)      359         -      8,113
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses               4,775     1,475      (239)     11,090          -        (152)      254         -     17,203

Other Income / (Expense)               1,744        43         -        (343)         -           2       336         -      1,782

EBIT                                  (1,169)   (1,051)      239      12,285          -         170        66         -     10,540

Interest Expense                       1,443       389         -           -          -         (94)     (167)        -      1,571
Interest Revenue                      (1,180)      (44)        -        (316)         -           -        18         -     (1,522)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                   263       345         -        (316)         -         (94)     (149)        -         49

Pre-Tax Earnings / (Loss)             (1,432)   (1,396)      239      12,601          -         264       215         -     10,491


State Tax Expense / (Benefit)              -         -         -        (445)         -           -         -         -       (445)
Federal Tax Expense / (Benefit)            -         -         -      (4,792)         -           -         -         -     (4,792)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -      (5,237)         -           -         -         -     (5,237)

Net Margin From
  Discontinued Operations             (1,432)   (1,396)      239      17,838          -         264       215         -     15,728

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)                -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                      (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)           (2,811)   (1,514)      239      (8,344)       639         385       215   (14,620)   (25,811)
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========


                          AGWAY DISCONTINUED OPERATIONS
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - SEPTEMBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                                            DISC OPS
                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                              6,852     2,743         -      35,209          -           -         -         -     44,804

Cost of Sales                          5,347     2,437         -      11,946          -           -         -         -     19,730
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                         1,505       306         -      23,263          -           -         -         -     25,074

Service Revenue                          357         -         -         806          -           -         -         -      1,163
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue         1,862       306         -      24,069          -           -         -         -     26,237

Operating Expenses:
Manufacturing                          3,719       689         -           -          -           -         -         -      4,408
Selling                                  (20)      563         -       5,087          -           -         -         -      5,630
Administrative                         1,438       174         -       5,605          -           -         -         -      7,217
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses               5,137     1,426         -      10,692          -           -         -         -     17,255

Other Income / (Expense)                   1        35         -        (299)         -           -         -         -       (263)

EBIT                                  (3,274)   (1,085)        -      13,078          -           -         -         -      8,719

Interest Expense                       1,560       294         -           -          -           -         -         -      1,854
Interest Revenue                        (580)      (20)        -           -          -           -         -         -       (600)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                   980       274         -           -          -           -         -         -      1,254

Pre-Tax Earnings / (Loss)             (4,254)   (1,359)        -      13,078          -           -         -         -      7,465


State Tax Expense / (Benefit)              -         -         -       1,031          -           -         -         -      1,031
Federal Tax Expense / (Benefit)            -         -         -       3,675          -           -         -         -      3,675
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -       4,706          -           -         -         -      4,706

Net Margin From
  Discontinued Operations             (4,254)   (1,359)        -       8,372          -           -         -         -      2,759

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)                -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                      (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)           (5,633)   (1,477)        -     (17,810)       639         121         -   (14,620)   (38,780)
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========



                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - SEPTEMBER 2003
                             (THOUSANDS OF DOLLARS)


                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       TOTAL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                                  -         2         -         247          -           -         -         -        249

Cost of Sales                              -       (73)        -         603          -         (16)       16         -        530
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                             -        75         -        (356)         -          16       (16)        -       (281)

Service Revenue                            -         -         -           5          -           -         -         -          5
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue             -        75         -        (351)         -          16       (16)        -       (276)

Operating Expenses:
Manufacturing                           (418)       40         -           -          -        (125)        -         -       (503)
Distribution                               -         -         -           -          -           -      (232)        -       (232)
Selling                                 (202)        2      (239)        111          -         (12)      127         -       (213)
Administrative                           258         7         -         287          -         (15)      359         -        896
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses                (362)       49      (239)        398          -        (152)      254         -        (52)

Other Income / (Expense)               1,743         8         -         (44)         -           2       336         -      2,045

EBIT                                   2,105        34       239        (793)         -         170        66         -      1,821

Interest Expense                        (117)       95         -           -          -         (94)     (167)        -       (283)
Interest Revenue                        (600)      (24)        -        (316)         -           -        18         -       (922)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  (717)       71         -        (316)         -         (94)     (149)        -     (1,205)

Pre-Tax Earnings / (Loss)              2,822       (37)      239        (477)         -         264       215         -      3,026


State Tax Expense / (Benefit)              -         -         -      (1,476)         -           -         -         -     (1,476)
Federal Tax Expense / (Benefit)            -         -         -      (8,467)         -           -         -         -     (8,467)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -      (9,943)         -           -         -         -     (9,943)

Net Margin From
  Discontinued Operations              2,822       (37)      239       9,466          -         264       215         -     12,969


                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)            2,822       (37)      239       9,466          -         264       215         -     12,969
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========


                                     DEBTOR
                          LIFE TO DATE - SEPTEMBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                   230,572         -         -      32,650          -      45,227    (3,043)  305,406

Cost of Sales                               179,016         -         -      28,552         (2)     35,275    (3,043)  239,798

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Product Margin                               51,556         -         -       4,098          2       9,952         -    65,608

Service Revenue                               9,910       173         -           3          -          23         -    10,109

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue               61,466       173         -       4,101          2       9,975         -    75,717

Operating Expenses:
Manufacturing                                59,543         -         -       3,612          -       5,938        (1)   69,092
Distribution                                    542         -         -           -          -           -         -       542
Selling                                       9,346         9         -       1,085          2       1,595      (240)   11,797
Administrative                               48,034       127         -         441        (35)      1,936         2    50,505
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Total Operating Expenses                    117,465       136         -       5,138        (33)      9,469      (239)  131,936

Other Income / (Expense)                      2,758         -         -         254         24         (28)        -     3,008

EBIT                                        (53,241)       37         -        (783)        59         478       239   (53,211)

Interest Expense                              1,879         -         -         232         97         457      (586)    2,079
Interest Revenue                             (8,910)        -         -           -          -         (33)      586    (8,357)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                       (7,031)        -         -         232         97         424         -    (6,278)

Pre-Tax Earnings / (Loss)                   (46,210)       37         -      (1,015)       (38)         54       239   (46,933)

Reorganization Expenses                      31,856         -         -       1,516          -           -         -    33,372

State Tax Expense / (Benefit)                 1,919         -         -           -          -           -         -     1,919
Federal Tax Expense / (Benefit)              (3,736)        -         -           -          -           -         -    (3,736)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                  (1,817)        -         -           -          -           -         -    (1,817)

Net Margin From Continuing Operations       (76,249)       37         -      (2,531)       (38)         54       239   (78,488)

Equity in Earnings of Subsidiaries           24,392                                                            2,478    26,870

Non-Parent Discontinued Operations          (17,810)                                                               -   (17,810)

Income / (Loss) on Disc. Ops.
  (Net of Taxes)                               (835)        -         -           -          -           -         -      (835)
Gain / (Loss) on Disposal (Net of Taxes)    (20,134)        -         -           -          -           -         -   (20,134)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                 (90,636)       37         -      (2,531)       (38)         54     2,717   (90,397)
                                          ==========  ========  ========   =========  =========   =========   =======  ========

                                     DEBTOR
                         MONTH TO DATE - SEPTEMBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                    18,109         -         -       2,979          -       3,743      (231)   24,600

Cost of Sales                                13,969         -         -       2,571          -       2,863      (231)   19,172
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Product Margin                                4,140         -         -         408          -         880         -     5,428

Service Revenue                                 668        49         -           2          -           2        (1)      720

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue                4,808        49         -         410          -         882        (1)    6,148

Operating Expenses:
Manufacturing                                 3,020         -         -         272          -         399         -     3,691
Distribution                                  1,695         -         -           -          -           -         -     1,695
Selling                                       1,075         -         -          57          -         152        (1)    1,283
Administrative                                2,924         -         -          34          -         184         1     3,143
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Total Operating Expenses                      8,714         -         -         363          -         735         -     9,812

Other Income / (Expense)                        998         -         -          (6)         -           -         -       992

EBIT                                         (2,908)       49         -          41          -         147        (1)   (2,672)

Interest Expense                                135         -         -          19          8          17       (47)      132
Interest Revenue                               (714)        -         -           -          -          (1)       46      (669)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                         (579)        -         -          19          8          16        (1)     (537)

Pre-Tax Earnings / (Loss)                    (2,329)       49         -          22         (8)        131         -    (2,135)

Reorganization Expenses                         826         -         -           -          -           -         -       826

State Tax Expense / (Benefit)                    95         -         -           -          -           -         -        95
Federal Tax Expense / (Benefit)                 244         -         -           -          -           -         -       244

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                     339         -         -           -          -           -         -       339

Net Margin From Continuing Operations        (3,494)       49         -          22         (8)        131         -    (3,300)

Equity in Earnings of Subsidiaries             (342)                                                            (194)     (536)



                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                  (3,836)       49         -          22         (8)        131      (194)   (3,836)
                                          ==========  ========  ========   =========  =========   =========   =======  ========

                                   AGWAY INC.
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
 Sep-2003
CONSOLIDATED
($ 000's)
Week Ending                             5-Sep         12-Sep         19-Sep        26-Sep          Month
                                                                                                  To Date
                                        Actual         Actual        Actual        Actual          Actual
                                       --------       --------      --------      --------        --------
RECEIPTS
---------
           Customer Receipts              14,815        20,908         17,549        20,084          73,355
           Assets Sales                        -         1,817              -             -           1,817
           Non-Operating                       -             -              -             -               -
           Other                             108           298            103           644           1,154
                                      -----------    ----------    -----------    ----------     -----------
           Subtotal                       14,923        23,023         17,652        20,728          76,326
                                      -----------    ----------    -----------    ----------     -----------

DISBURSEMENTS
-------------
           Product Payments              (11,106)      (12,154)       (15,870)      (14,938)        (54,068)
           Payroll/Benefits               (3,254)       (1,741)        (2,747)       (3,184)        (10,925)
           Professional Fees                 (32)         (801)           (72)          (39)           (944)
           Capital Expenditures             (195)         (312)          (125)         (198)           (830)
           Interest (External)                 -             -              -            (8)             (8)
           Financing Fees                   (149)            -              -           (42)           (191)
           Other                          (2,468)       (1,445)        (2,069)       (2,884)         (8,867)
                                      -----------    ----------    -----------    ----------     -----------
           Subtotal                      (17,204)      (16,453)       (20,882)      (21,293)        (75,833)
                                      -----------    ----------    -----------    ----------     -----------

                                      -----------    ----------    -----------    ----------     -----------
NET CASH                                  (2,281)        6,570         (3,231)         (565)            493
--------
                                      -----------    ----------    -----------    ----------     -----------


                                      -----------    ----------    -----------    ----------
Opening Revolver or (Excess Funds)       (78,524)      (76,941)       (81,868)      (80,159)
                                      -----------    ----------    -----------    ----------
           Net Cash Flow                  (2,281)        6,570         (3,231)         (565)
           Float                             699        (1,643)         1,521           760
                                      -----------    ----------    -----------    ----------
Ending Revolver or (Excess Funds)        (76,941)      (81,868)       (80,159)      (80,354)
                                      -----------    ----------    -----------    ----------
           Add: L/Cs                      36,246        36,246         36,246        35,114
                                      -----------    ----------    -----------    ----------
Total Facility Need                       36,246        36,246         36,246        35,114
                                      -----------    ----------    -----------    ----------

Credit Line Amount (CL)                  100,000       100,000        100,000       100,000

         Trade A/R                        41,724        42,356         41,379        41,468
         Deferred A/R                        228           228            171           171
         Non-Fuel Inventory                6,572         6,638          6,676         6,497
         Fuel Inventory                      671         1,038          3,416         3,313
                                      -----------    ----------    -----------    ----------
Collateral Base before OA & CC            49,195        50,260         51,641        51,449
         Other Assets (OA)                     0             0              0             0
         95% L/C Cash Collateral(CC)      14,250        14,250         14,250        14,250
                                      -----------    ----------    -----------    ----------
Total Collateral Base (CB)                63,445        64,510         65,891        65,699

Total Availability
  (lesser of CL & CB)                     63,445        64,510         65,891        65,699
           Less Other Reserves            (2,000)       (2,000)        (2,000)       (2,000)
           Less Facility Need            (36,246)      (36,246)       (36,246)      (35,114)
                                      -----------    ----------    -----------    ----------
Excess Availability                       25,199        26,264         27,645        28,585
           Less Minimum Availability     (10,000)      (10,000)       (10,000)      (10,000)
                                      -----------    ----------    -----------    ----------
Net Excess Availability                   15,199        16,264         17,645        18,585

                                  AGWAY ENERGY
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                    Sep-2003
Energy Only
($ 000's)
Week Ending                                 5-Sep             12-Sep            19-Sep             26-Sep             Month
                                                                                                                     To Date
                                       ---------------     -------------     --------------     -------------      -------------
Receipts
--------
             Customer Receipts                  9,635            15,226             11,383            13,369             49,613
             Assets Sales                                                                                                     0
             Non-Operating                                                                                                    0
             Other                                                                                       449                449
                                        --------------     -------------     --------------     -------------      -------------
             Subtotal                           9,635            15,226             11,383            13,818             50,062
                                        --------------     -------------     --------------     -------------      -------------

Disbursements
-------------
             Product Payments                  (7,034)           (7,169)           (11,439)          (10,222)           (35,864)
             Payroll/Benefits                                                                                                 0
             Professional Fees                    (32)              (30)               (22)              (39)              (123)
             Capital Expenditures                (195)             (312)              (125)             (198)              (830)
             Interest (External)                                                                                              0
             Financing Fees                                                                                                   0
             Other                             (1,489)             (708)            (1,316)             (490)            (4,003)
                                        --------------     -------------     --------------     -------------      -------------
             Subtotal                          (8,750)           (8,219)           (12,902)          (10,949)           (40,820)
                                        --------------     -------------     --------------     -------------      -------------

                                        --------------     -------------     --------------     -------------      -------------
Net Cash                                          885             7,007             (1,519)            2,869              9,242
                                        --------------     -------------     --------------     -------------      -------------

Memo: Payroll/Benefits                         (1,997)           (1,072)            (2,027)           (2,087)            (7,183)

Debtors Only
($ 000's)                                   5-Sep             12-Sep            19-Sep             26-Sep             Month
Week Ending                                                                                                          To Date
                                        --------------     -------------     -------------      -------------      -------------
Receipts
---------
             Customer Receipts                  5,180             5,682              6,166             6,715             23,742
             Assets Sales                           0             1,817                  0                 0              1,817
             Non-Operating                          0                 0                  0                 0                  0
             Other                                108               298                103               195                705
                                        --------------     -------------     --------------     -------------      -------------
             Subtotal                           5,288             7,797              6,269             6,910             26,264
                                        --------------     -------------     --------------     -------------      -------------

Disbursements
-------------
             Product Payments                  (4,072)           (4,985)            (4,431)           (4,716)           (18,204)
             Payroll/Benefits                  (3,254)           (1,741)            (2,747)           (3,184)           (10,925)
             Professional Fees                      0              (771)               (50)                0               (821)
             Capital Expenditures                   0                 0                  0                 0                  0
             Interest (External)                    0                 0                  0                (8)                (8)
             Financing Fees                      (149)                0                  0               (42)              (191)
             Other                               (979)             (737)              (753)           (2,394)            (4,864)
                                        --------------     -------------     --------------     -------------      -------------
             Subtotal                          (8,454)           (8,234)            (7,980)          (10,344)           (35,013)
                                        --------------     -------------     --------------     -------------      -------------

                                        --------------     -------------     --------------     -------------      -------------
Net Cash
--------                                       (3,166)             (437)            (1,712)           (3,434)            (8,749)
                                        --------------     -------------     --------------     -------------      -------------

             Debtors
             ----------------
             Agway Inc.                               30,159
             Agway General Agency                          0
             Brubaker ACS LLC                              0
             Country Best Adams LLC                    2,173
             Country Best DeBerry LLC                      0
             Feed Commodities Int'l LLC                2,681
                                               --------------
                Total Debtors Disbursements           35,013


                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY


LEGAL_NAME                    BANKNAME                 BANKCONTACT        BANKADDRESS
-----------                   --------                 -----------        -----------
Agway Inc.
 dba Andgrow Fertilizer       Mellon Bank              Ellen Hecker       Three Mellon Bank Ctr.,
                                                                           Rm 153-3530                   Pittsburgh   PA 15259-0001
Agway Inc.
 dba Milford Fertilizer       Mellon Bank              Ellen Hecker       Three Mellon Bank Ctr.,
                                                                            Rm 153-3530                  Pittsburgh   PA 15259-0001
Agway Inc.                    JPMorgan Chase           Pauline Fortunato  4 New York Plaza, 15th Floor   New York     NY 10004
Agway Inc.                    JPMorgan Chase           Pauline Fortunato  4 New York Plaza, 15th Floor   New York     NY 10004
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Pauline Fortunato  4 New York Plaza, 15th Floor   New York     NY 10004
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Kevin Clark        500 Plum Street                Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street                Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street                Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank      Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Texas     Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas     Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas     Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas     Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas     Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX 77002
Agway Inc.                    M&T Bank                 Peter Marilley     101 S. Salina Street           Syracuse     NY 13221-4983
Agway Inc.                    National City Bank       Diane Coon         725 E. Big Beaver              Troy         MI 48084
Agway Inc.                    National City Bank       Diane Coon         725 E. Big Beaver              Troy         MI 48084
Agway Inc.,
 dba Country Best             Fleet Bank               Brian Bisaccio     Shop City                      Syracuse     NY 13206
Agway Inc.                    M&T Bank                 Peter Marilley     P.O. Box 4983                  Syracuse     NY 13221-4983
Country Best Adams LLC        Mellon Bank              Ellen Hecker       Three Mellon Bank Ctr.,
                                                                            Rm 153-3530                  Pittsburgh   PA 15259-0001
Agway Inc.,
 dba Country Best             Mellon Bank              Ellen Hecker       Three Mellon Bank Ctr.,
                                                                            Rm 153-3530                  Pittsburgh   PA 15259-0001
Country Best Adams LLC        Sun Trust Bank           Linda Love         Mail Code 207, P.O. Box 4418   Atlanta      GA 30302
Agway Inc.
 dba Country Best             Sun Trust Bank           Betty Friar        202 W. Reynolds Street         Plant City   FL 33566
Feed Commodities Int'l LLC    Chittenden Bank          David Nourse       One Court Street               Middlebury   VT 05753
Feed Commodities Int'l LLC    Chittenden Bank          David Nourse       One Court Street               Middlebury   VT 05753
Feed Commodities Int'l LLC    Greenfield
                               Cooperative Bank        Erica Noel         63 Federal Street              Greenfield   MA 01331
Feed Commodities Int'l LLC    Merrill Merchants Bank   Diane Roy          27 Main Street                 Pittsfield   ME 04967
Agway Inc.                    Allfirst Bank            Terry Kreider      210 E. Main St.                New Holland  PA 17557
Agway Inc.                    Bank of Hanover and
                               Trust Co.               Lisa Bowersox      1275 York Rd.                  Gettysburg   PA 17325
Agway Inc.                    Charter One              Carol Karl         186 Robinson St.               Binghamton   NY 13904
Agway Inc.                    Citizens Bank                               153 W. Orange St.              Shippensburg PA 17257
Agway Inc.                    Citizens Bank                               153 W Orange Street            Shippensburg PA 17257
Agway Inc.                    Evergreen Bank           Marion Wagar       146 Main Street                Greenwich    NY 12834
Agway Inc.                    First American National
                               Bank of PA              Vicki Carbaugh     140 Main Street                Everett      PA 15537
Agway Inc.                    Fleet Bank               Kathy Taladay      Main Street                    Waterville   NY 13480
Agway Inc.                    FNB of PA                Mary Alice Deist   509 E. Main Street,
                                                                           P.O. Box 112                  Somerset     PA 15501
Agway Inc.                    HSBC Bank USA            Rachel Galusha     Court St.Plaza,Kings Plaza,
                                                                           Main St.                      Batavia      NY 14020
Agway Inc.                    HSBC Bank USA            Rachel Galusha     1 East Main St.                Falconer     NY 14733
Agway Inc.                    Key Bank                 Anne Chandler      125 East Main St.              Canton       NY 13617
Agway Inc.                    Mellon Bank              Ellen Hecker       Three Mellon Bank Ctr.,
                                                                           Rm 153-3530                   Pittsburgh   PA 15259-0001
Agway Inc.                    West Milton State Bank   Rodney Smith       2005 Market Street             Lewisburg    PA 17837


                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY


ACCTNUMBER       DIV       ACCT_TYPE        SEPTEMBER '03
----------       ---       ---------      -----------------
8019713          AGRON     Lockbox           CLOSED 9/03
8242133          AGRON     Lockbox           CLOSED 9/03
102067931        CORP      Escrow            $286,560.18
102029901        CORP      Escrow            $286,560.18
0101199453       CORP      Depository          $2,018.06
0241063700       CORP      Concentration     $868,705.84
102036061        CORP      Escrow          $1,000,509.48
103065736        CORP      Depository          $5,566.07
550124888        CORP      Disbursement            $0.00
550142622        CORP      Depository     $15,000,000.00
550147063        CORP      Savings        $13,374,728.71
601251317        CORP      Disbursement            $0.00
601829435        CORP      Disbursement            $0.00
601861024        CORP      Disbursement            $0.00
601861040        CORP      Disbursement            $0.00
601866049        CORP      Checking                $0.00
777652714        CORP      Depository     CLOSED 9/16/03
36036481         CORP      Savings
36040947         CORP      Savings
36044329         CORP      Savings
343937           CORP      Savings        $68,191,521.80
344054           CORP      Savings        $25,768,498.56
1002185237       CORP      Depository         $18,875.66
884276044        CORP      Checking            $9,739.05
884276132        CORP      Checking            $2,557.89
9388810181       CPG       Depository          $5,535.00
15004194393838   CPG       Depository         $32,917.29
8234668          CPG       Lockbox            $45,713.29
8234676          CPG       Lockbox            $32,990.07
8801818595       CPG       Depository         $47,030.75
99020317631      CPG       Depository         $83,715.00
034549540        FCI       Disbursement       $10,797.99
034563535        FCI       Depository        $666,342.99
0150900312       FCI       Depository         $40,954.66
9801312378       FCI       Depository        $274,437.15
89274377         FEED      Depository            $211.75
0131571          FEED      Depository         $26,210.46
4400582137       FEED      Depository         $49,889.66
6100094138       FEED      Depository         $11,392.17
6100094138       FEED      Depository             "
6240114825       FEED      Depository          $5,569.35
0111190601       FEED      Depository            $473.79
9428406862       FEED      Depository         $16,218.29
80100684         FEED      Depository            $446.79
204885752        FEED      Depository         $20,421.77
204885752        FEED      Depository             "
329681014620     FEED      Depository        $121,853.42
8019606          FEED      Lockbox           $420,206.73
3000166424       FEED      Depository          $5,811.04



                       AGWAY, INC. REORGANIZATION ACTIVITY
                              AS OF SEPTEMBER 2003

                                                                                                           YEAR-TO-DATE
Chapter 11 Professionals                                                  SEPTEMER 1        SEPTEMBER       SEPTEMBER
------------------------                                                   BALANCE          ACTIVITY         BALANCE
                                                                       --------------   ---------------   ---------------
Kroll Zolfo-Cooper (303100)                         Expensed              402,945.07        124,622.23        527,567.30
    Financial Advisors to Agway                     Unpaid/Accrued        662,454.49       (186,825.91)       475,628.58
                                                    Prepaid               312,409.55       (154,618.02)       157,791.53
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid             286,912.13        156,830.12        443,742.25


WEIL, GOTSHAL & MANGES (303101)                     Expensed              574,793.61        139,133.16        713,926.77
-------------------------------
    Lead Bankruptcy Counsel for Agway               Unpaid/Accrued        790,870.72       (209,662.48)       581,208.24
                                                    Prepaid               425,481.27       (143,568.71)       281,912.56
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid             400,970.96        205,226.93        606,197.89


MENTER, RUDIN & TRIVELPIECE (303102)                Expensed               91,511.10         47,530.87        139,041.97
------------------------------------
    Local Bankruptcy Counsel for Agway              Unpaid/Accrued        176,421.81        (41,192.80)       135,229.01
                                                    Prepaid               140,175.72        (49,761.59)        90,414.13
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid              66,469.54         38,962.08        105,431.62


DONLIN, RECANO & COMPANY (303104)                   Expensed               62,833.66         52,808.86        115,642.52
---------------------------------
    Claims Administrator                            Unpaid/Accrued         83,000.00         52,808.86        135,808.86
                                                    Prepaid                35,000.00                           35,000.00
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid             130,345.71                 -        130,345.71


RICHARDS, LAYTON & FINGER (303110)                  Expensed               12,539.66                 -         12,539.66
----------------------------------
    Legal Advisor                                   Unpaid/Accrued         22,971.77                 -         22,971.77
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid               5,642.86                 -          5,642.86


PACHULSKI, STANG, ZIEHL, YOUNG & JONES (303115)     Expensed              106,016.69         30,201.88        136,218.57
-----------------------------------------------
Counsel for the Unsecured Creditors' Committee      Unpaid/Accrued        277,507.19        (22,597.67)       254,909.52
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid              83,045.33         52,799.55        135,844.88


ERNST & YOUNG (303116)                              Expensed              305,326.00        152,321.80        457,647.80
----------------------
Unsecured Creditors' Committee Financial Advisor    Unpaid/Accrued        494,519.90         38,150.50        532,670.40
                                                    Prepaid                        -                 -                 -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid             228,998.70        114,171.30        343,170.00


GREEN, SEIFTER (303118)                             Expensed                4,639.86          1,359.91          5,999.77
-----------------------
Unsecured Creditors' Committee Local Counsel        Unpaid/Accrued          9,267.66           (271.31)         8,996.35
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid               4,049.20          1,631.22          5,680.42


US TRUSTEE (303124)                                 Expensed               10,250.00         50,000.00         60,250.00
-------------------
                                                    Unpaid/Accrued         21,500.00                 -         21,500.00
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid              10,250.00         50,000.00         60,250.00


GOLDSMITH-AGIO-HELMS (303111)                       Expensed              270,176.31        120,019.26        390,195.57
-----------------------------
                                                    Unpaid/Accrued        371,048.65          7,647.39        378,696.04
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid             183,064.96        112,371.87        295,436.83


(1) GROOM LAW GROUP (303125)                        Expensed               34,661.99         23,367.47         58,029.46
----------------------------
    Benefit Plans Legal Advisor                     Unpaid/Accrued         62,823.06          6,901.66         69,724.72
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid              42,759.32         16,465.81         59,225.13


(1) BOND, SCHOENECK & KING (303109)                 Expensed              (12,395.99)       113,922.45        101,526.46
-----------------------------------
    General Counsel of Agway                        Unpaid/Accrued        227,875.84         54,668.23        282,544.07
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid              (5,169.36)        59,254.22         54,084.86


(1) BUCK CONSULTING (303108)                        Expensed              138,621.20        (82,390.39)        56,230.81
----------------------------
                                                    Unpaid/Accrued        259,023.70        (82,390.39)       176,633.31
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid             135,201.30                 -        135,201.30


(1) PRICEWATERHOUSE COOPERS (303105)                Expensed               20,000.00         10,000.00         30,000.00
------------------------------------
    External Auditors                               Unpaid/Accrued        572,500.00         10,000.00        582,500.00
                                                    Prepaid                        -                                   -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid                      -                 -                 -


(1) SUTHERLAND, ASBILL & BRENNAN (303112)           Expensed               35,045.81        (24,481.87)        10,563.94
-----------------------------------------
    SEC Legal Counsel                               Unpaid/Accrued         97,193.04        (32,028.88)        65,164.16
                                                    Prepaid                        -                 -                 -
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid              11,515.75          7,547.01         19,062.76


SUB-TOTAL REORGANIZATION ONLY                       Expensed            2,056,964.97        758,415.63      2,815,380.60
-----------------------------
                                                    Unpaid/Accrued      4,128,977.83       (404,792.80)     3,724,185.03
                                                    Prepaid               913,066.54       (347,948.32)       565,118.22
                                                                       --------------   ---------------   ---------------
                                                    Cash Paid           1,584,056.40        815,260.11      2,399,316.51

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.

                      AGWAY, INC. REORGANIZATION ACTIVITY
                              AS OF SEPTEMBER 2003


NON-REORGANIZATION CHAPTER 11                                                                                       YEAR-TO-DATE
Professional Fees                                                               SEPTEMER 1        SEPTEMBER          SEPTEMBER
-----------------                                                                BALANCE          ACTIVITY            BALANCE
                                                                            ---------------    --------------     ----------------
(2) Groom Law Group (303125)                           Expensed                          -                                      -
    Benefit Plans Legal Advisor                        Unpaid/Accrued                    -                                      -
                                                       Prepaid                           -                                      -
                                                                            ---------------    --------------     ----------------
                                                       Cash Paid                         -                 -                    -


(2) BOND, SCHOENECK & KING (303109)                    Expensed                  16,772.11         35,992.49            52,764.60
-----------------------------------
    General Counsel of Agway                           Unpaid/Accrued                    -                                      -
                                                       Prepaid                           -                                      -
                                                                            ---------------    --------------     ----------------
                                                       Cash Paid                 16,772.11         35,992.49            52,764.60


(2) BUCK CONSULTING (303108)                           Expensed                          -                                      -
----------------------------
                                                       Unpaid/Accrued                    -                                      -
                                                       Prepaid                           -                                      -
                                                                            ---------------    --------------     ----------------
                                                       Cash Paid                         -                 -                    -


(2) PRICEWATERHOUSE COOPERS (303105)                   Expensed                          -                                      -
------------------------------------
    External Auditors                                  Unpaid/Accrued                    -                                      -
                                                       Prepaid                           -                                      -
                                                                            ---------------    --------------     ----------------
                                                       Cash Paid                         -                 -                    -


(2) SUTHERLAND, ASBILL & BRENNAN (303112)              Expensed                   8,643.35          5,112.91            13,756.26
-----------------------------------------
    SEC Legal Counsel                                  Unpaid/Accrued                    -                                      -
                                                       Prepaid                           -                                      -
                                                                            ---------------    --------------     ----------------
                                                       Cash Paid                  8,643.35          5,112.91            13,756.26


(2) Professional Services                              Expensed                          -                                      -
    State Street (303123)                              Unpaid/Accrued                    -                                      -
                                                       Prepaid                           -                                      -
                                                                            ---------------    --------------     ----------------
                                                       Cash Paid                         -                 -                    -


TOTAL NON-REORG CHAP 11 PROFESSIONALS                  Expensed                  25,415.46         41,105.40            66,520.86
-------------------------------------
                                                       Unpaid/Accrued                    -                 -                    -
                                                       Prepaid                           -                 -                    -
                                                                            ---------------    --------------     ----------------
                                                       Cash Paid                 25,415.46         41,105.40            66,520.86
                                                                            ===============    ==============     ================

(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

TOTAL REORG AND NON-REORG CHAP 11 PROFESSIONALS        Expensed               2,082,380.43        799,521.03         2,881,901.46
-----------------------------------------------
                                                       Unpaid/Accrued         4,128,977.83       (404,792.80)        3,724,185.03
                                                       Prepaid                  913,066.54       (347,948.32)          565,118.22
                                                                            ----------------   --------------     ----------------
                                                       Cash Paid              1,609,471.86        856,365.51         2,465,837.37
                                                                            ================   ==============     ================

                      AGWAY, INC. REORGANIZATION ACTIVITY
                              AS OF SEPTEMBER 2003



UNSECURED CREDITORS' COMMITTEE                                                                                       YEAR-TO-DATE
  Member Expense Reimbursement                                                SEPTEMER 1            SEPTEMBER          SEPTEMBER
------------------------------                                                BALANCE                ACTIVITY            BALANCE
                                                                         ----------------     -----------------     ----------------
Ronald D. Spiering (303119)                      Expensed                              -                                          -
                                                 Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


ROBERT L. KELLER (303120)                        Expensed                              -                                          -
-------------------------
                                                 Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


WILLIAM T. SCHAUER (303121)                      Expensed                              -                                          -
---------------------------
                                                 Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


RICHARD C. EMPERT (303122)                       Expensed                          84.76                     -                84.76
--------------------------
                                                 Unpaid/Accrued                    84.76                (84.76)                   -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                 84.76                84.76


TOTAL UNSECURED CREDITORS' COMMITTEE             Expensed                          84.76                     -                84.76
------------------------------------
 MEMBER EXPENSE REIMBURSEMENT                    Unpaid/Accrued                    84.76                (84.76)                   -
-----------------------------
                                                 Prepaid                               -                     -                    -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                 84.76                84.76
                                                                         ================     =================     ================

                      AGWAY, INC. REORGANIZATION ACTIVITY
                              AS OF SEPTEMBER 2003


                                                                                                                      YEAR-TO-DATE
Other Expenses                                                               SEPTEMER 1            SEPTEMBER            SEPTEMBER
--------------                                                                BALANCE              ACTIVITY              BALANCE
                                                                         ----------------     -----------------     ----------------

Professional Services                            Expensed                     352,600.00            176,300.00           528,900.00
    Incentives, Severance & Payroll Costs        Unpaid/Accrued               352,600.00            176,300.00           528,900.00
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


PROFESSIONAL SERVICES                            Expensed                              -                                          -
---------------------
    Robinson, Lerer & Montgomery (303103)        Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


PROFESSIONAL SERVICES                            Expensed                              -                852.53               852.53
---------------------
    Taylor & Ives, Inc.                          Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                852.53               852.53


Professional Services                            Expensed                      42,371.03             19,851.75            62,222.78
    Feed (000510)                                Unpaid/Accrued                        -                                          -
    CPG (000060)                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                     42,371.03             19,851.75            62,222.78


Professional Services                            Expensed                              -                404.72               404.72
    Feed Environmental (303126)                  Unpaid/Accrued               191,220.00                                 191,220.00
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                   (191,220.00)               404.72          (190,815.28)


Professional Services                            Expensed                      80,000.00             45,800.61           125,800.61
    State Street (303123)                        Unpaid/Accrued                40,000.00                                  40,000.00
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                     80,000.00             45,800.61           125,800.61


Professional Services                            Expensed                              -                                          -
    AgriCapital (303107)                         Unpaid/Accrued               241,514.82                                 241,514.82
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                   (241,514.82)                    -          (241,514.82)


Printing                                         Expensed                      10,346.78                674.85            11,021.63
    Quartier (303113)                            Unpaid/Accrued                        -                                          -
    Merrill Communications                       Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                     10,346.78                674.85            11,021.63


POSTAGE                                          Expensed                              -                                          -
-------
    Donlin Recano (303104)                       Unpaid/Accrued                        -                                          -
    Quartier (303113)                            Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


WEB UPDATING                                     Expensed                              -                                          -
------------
    RWAY Communications (303114)                 Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


TELECONFERENCING                                 Expensed                       1,317.72                 77.04             1,394.76
----------------
    MCI WorldCom (303117)                        Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                      1,317.72                 77.04             1,394.76


TRAVEL                                           Expensed                       2,123.00                                   2,123.00
------
    CPG                                          Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                      2,123.00                     -             2,123.00


CONFERENCE & MEETINGS - MEALS                    Expensed                       1,022.15                260.12             1,282.27
-----------------------------
    Fine Host                                    Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                      1,022.15                260.12             1,282.27


CONFERENCE & MEETINGS                            Expensed                              -                                          -
---------------------
    OnCenter                                     Unpaid/Accrued                        -                                          -
                                                 Prepaid                               -                                          -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                             -                     -                    -


TOTAL OTHER EXPENSES                             Expensed                     489,780.68            244,221.62           734,002.30
--------------------
                                                 Unpaid/Accrued               583,820.00            176,300.00           760,120.00
                                                 Prepaid                               -                     -                    -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                    (54,039.32)            67,921.62            13,882.30
                                                                         ================     =================     ================

GRAND TOTAL OF ALL EXPENSES                      Expensed                   2,572,245.87          1,043,742.65         3,615,988.52
---------------------------
                                                 Unpaid/Accrued             4,712,882.59           (228,577.56)        4,484,305.03
                                                 Prepaid                      913,066.54           (347,948.32)          565,118.22
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                  1,555,432.54            924,371.89         2,479,804.43
                                                                         ================     =================     ================


Total Restructuring\Reorganization               Expensed                   2,546,830.41          1,002,637.25         3,549,467.66
                                                 Unpaid/Accrued             4,712,882.59           (228,577.56)        4,484,305.03
                                                 Prepaid                      913,066.54           (347,948.32)          565,118.22
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                  1,530,017.08            883,266.49         2,413,283.57
                                                                         ================     =================     ================


Total Non-Restructuring\Reorganization           Expensed                      25,415.46             41,105.40            66,520.86
                                                 Unpaid/Accrued                        -                     -                    -
                                                 Prepaid                               -                     -                    -
                                                                         ----------------     -----------------     ----------------
                                                 Cash Paid                     25,415.46             41,105.40            66,520.86
                                                                         ================     =================     ================


                                       25